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                                                               EXHIBIT 10.11


                             INTERCREDITOR AGREEMENT

      This Intercreditor Agreement (the "Agreement") dated as of May 24, 1996 is entered into by and among DayStar Partners, L.P., a California limited partnership ("DayStar") and the persons identified as "Other Creditors" on the signature page hereof (the "Other Creditors").

                               FACTUAL BACKGROUND

      A. DayStar and the Other Creditors have entered into Note Purchase Agreements (the "Purchase Agreements") relating to Bridge Loan Notes of QuietPower Systems, Inc. a Delaware corporation (the "Borrower"). All undefined capitalized terms herein shall have the meanings set forth in the Purchase Agreements.

      B. To secure payment of the Bridge Loan Notes and the Borrower's other obligations under the Purchase Agreements, Borrower has granted DayStar and the Other Creditors a security interest in Borrower's currently owned and hereafter acquired assets and all proceeds thereof (the "Collateral") and the parties hereto desire to set forth their respective rights and obligations with respect thereto and other matters. As used herein, the term "Loan Documents" means the Purchase Agreements, the Bridge Loan Notes, the Security Agreement, and any UCC-1 Financing Statement filed pursuant thereto, and "Creditors" means DayStar and the Other Creditors.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the parties agree as follows:

                          I. AGENCY; MANAGEMENT DUTIES

      1.1 Appointment of DayStar as Agent. The Creditors hereby authorize DayStar to act as agent for the Creditors in connection with all matters (other than receiving payments and providing notices of change of address) relating to the Loan Documents including, without limitation, (i) granting waivers, (ii) enforcing (or determining not to enforce) the acceleration of amounts owed under any of the Bridge Loan Notes, (iii) notifying the Other Creditors and/or the Borrower of any event of default, breach and all other matters relating to the Creditors' respective rights under the Loan Documents, and (iv) negotiating any dispute between or among DayStar and the Other Creditors and the Borrower. Each Other Creditor agrees not to amend, modify or assert any of its rights under any of the Loan Documents without the prior written consent of DayStar.

      1.2 Management of the Collateral. DayStar will be solely responsible for
(i) exercising the rights of all Creditors with respect to any Collateral, including without limitation, all rights of the Creditors to exercise any power of sale or foreclosure thereupon, (ii) the distribution of all Collateral proceeds among the Creditors in accordance with this Agreement, and (iii) the management and control of the Collateral for the Creditors.

      1.3 No Interference. As between the Other Creditors and DayStar, DayStar may in its sole discretion cause the sale or foreclosure of any of the Collateral without interference or


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disturbance of any type from any of the Other Creditors, notwithstanding any present or future claim, title, lien, security interest, foreclosure, right of entry, re-entry or possession of Creditor with reference to (a) the Borrower's property, or (b) the Collateral, by reason of any contractual relationship between any Creditor and the Borrower, or any legal or equitable right of any Creditor. The Creditors agree to not pursue any enforcement action against the Borrower until after the termination of this Agreement pursuant to Section 4 below. Each Other Creditor agrees to execute forthwith such other documents as DayStar shall deem appropriate to give effect to the intent of this Agreement.

                           II. DISPOSITION OF PROCEEDS

      2.1 Allocation of Proceeds. Notwithstanding the date, manner or order of perfection of the security interests and liens granted to any Creditor and notwithstanding any provision of the Uniform Commercial Code, or any applicable law or decision or the Loan Documents, the parties hereto agree that all proceeds received by the Creditors after each sale of any portion of the Collateral by DayStar shall be distributed as follows (unless a court orders otherwise):

            (i) first, to the payment to DayStar of its out-of-pocket costs, including (without limitation, attorneys' fees) arising from its actions under this Agreement;

            (ii) second, after the amounts described in subsection (i) above have been paid in full, pro rata to principal and interest owed to each of DayStar and the Other Creditors under the Loan Documents, until said amounts have been repaid in full;

            (iii) third, after the amounts described in subsection (ii) above are paid in full, to Borrower or whomsoever else shall be entitled thereto.

      2.2 Cooperation. The Other Creditors will cooperate and assist DayStar in defending any claim by any other creditor of the Borrower to the Collateral or proceeds thereof until all amounts under the Loan Documents are fully paid to DayStar and the Other Creditors.

      2.3 No Guarantee of Success. Nothing in this Agreement or otherwise shall be construed as any kind of warranty, promise or guarantee by DayStar that the proceeds of the Collateral will be sufficient, when applied as set forth in
Section 2.1, to cover all of the obligations of the Borrower to any Creditor (whether under the Loan Documents or otherwise).

      2.4 Expenses. If at any time DayStar requests each Other Creditor to deposit a pro rata amount of anticipated out-of-pocket expenses, each Other Creditor shall forthwith transmit to DayStar such Other Creditor's pro rata amount.

      2.5 No Assumption of Debt, Etc. In performing its obligations under this Agreement, DayStar is not assuming any debt of any Other Creditor or any obligations of any Other Creditor under the Loan Documents.


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                            III. REPORTS TO CREDITORS

      3.1 Remittances; Statements of Account. DayStar will remit to each Other Creditor any and all funds received by DayStar as payment relating to such Other Creditor's Bridge Loan Note within five (5) business days after DayStar's receipt thereof. DayStar may commingle the funds of all Creditors in a single account prior to making such remittances. DayStar agrees to send with each such payment to each Other Creditor a statement indicating the allocation of such payment to principal and interest.

      3.2 Notices of Default. DayStar will use its best efforts to give to each Other Creditor a copy of any notice of the occurrence or existence of an event of default or demand for payment of any claim under the Loan Documents simultaneously with the sending of such notice to the Borrower, but the failure to do so shall not affect the validity of such notice or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.

                                 IV. TERMINATION

      This Agreement will terminate automatically as to each Other Creditor at the time that such Other Creditor has been paid in full all sums owed by Borrower to it under the Loan Documents.

                   V. LIMITATION OF LIABILITY; INDEMNIFICATION

      5.1 Actions Covered. Notwithstanding any other provision hereof, DayStar shall not be liable to any party hereunder in connection with any act by DayStar or its failure to act relating to this Agreement, unless the same is a breach of this Agreement and also constitutes gross negligence or willful misconduct by DayStar.

      5.2 Damages. DayStar shall not be liable to any other party hereunder for any incidental or consequential damages (including, without limitation, lost profits or expectation damages) relating to the performance, breach or termination of this Agreement, or the condition, utility or value of the Collateral.

      5.3 Indemnification. To the extent of its respective pro rata interest in the Bridge Loan Notes, each Other Creditor agrees to indemnify, defend and hold DayStar, its general and limited partners and the directors, officers and agents of such general and limited partners, harmless from and against all liabilities, demands, damages, penalties, losses, costs and expenses (including attorneys' fees and costs) arising out of (i) any claims made by the Borrower or by any party resulting from any breach of this Agreement by any Other Creditor (including any action contesting any Other Creditor's rights to the Collateral), or (ii) any error, act, omission to act (other than gross negligence or willful misconduct) by DayStar in its performance of this Agreement.


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                                VI. MISCELLANEOUS

      6.1 Independent Credit Investigations. Neither the Other Creditors nor DayStar shall be responsible to the other for the Borrower's solvency, financial condition or ability to repay any claim created under any of the Loan Documents, or for statements of the Borrower, oral or written, or for the validity, sufficiency or enforceability of any claim created under any of the Loan Documents or the ownership or value of the Collateral. The Other Creditors and DayStar have entered into their respective financing agreements with Borrower based upon their own independent investigations and no party makes any warranty or representation to any other party hereto, nor does any party rely upon any representation of another party hereto, with respect to matters identified or referred to in this Section 6.1.

      6.2 UCC Filings, Etc. The Other Creditors will cooperate with and assist DayStar in the making of any filings (including UCC filings) and the taking of any other steps reasonably deemed necessary by DayStar to memorialize or protect the Other Creditors' security interest in the Collateral.

      6.3 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any litigation between the parties which arises out of this Agreement shall be instituted and prosecuted only in the appropriate California or Federal court or other tribunal, situated in San Francisco, California. The parties hereto each specifically submit to the exclusive jurisdiction of such courts or such other tribunal for purposes of any such action and the enforcement of any judgment or order arising therefrom. The parties hereto each waive any right to a change of venue and any and all objections to the jurisdiction of California courts. Notwithstanding the foregoing, DayStar may take such actions in a foreign jurisdiction which DayStar deems necessary and appropriate to enforce or collect any court judgment in any dispute arising out of this Agreement or to seek and obtain other relief as is necessary to enforce the terms of this Agreement. No term or provision of this Agreement may be altered, modified, limited or amended except by an agreement expressly referring hereto and to which the parties hereto consent in writing.

      6.4 No Joint Venture. This Agreement does not (and is not intended to) create a partnership, joint venture, association or other entity nor create any fiduciary relationship between the parties hereto. Any and all actions to be taken by either party under this Agreement shall be taken as an independent contracting party.

      6.5 Successors and Assigns. This Agreement is not assignable by any party hereto without the prior consent of the other parties hereto, except that DayStar may assign its rights and obligations hereunder to any entity under common control with it. The provisions hereof shall inure to the benefit of, and be binding upon, the affiliates, successors, assigns, heirs, executors and administrators of the parties hereto.

      6.6 Notices. All notices, consents and other communications required or permitted hereunder shall be given to all parties hereto and shall be in writing and to the address set forth under each party's signature hereto, or such other address as the parties may designate from time to time by written notice to each other. Any notice, consent or other communication so addressed


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shall be effectively given upon receipted personal delivery (reputable overnight courier permissible), confirmed facsimile transmission or United States certified mail delivery. Any notice given by.other means shall be deemed given upon its arrival at the address for notices.

      6.7 Severability. Any invalidity, illegality or limitation on the enforceability of any of the provisions of this Agreement shall in no way affect or impair the validity, legality or enforceability of the remaining provisions of this Agreement.

      6.8 Delays or Omissions. No delay or omission by any party hereto to exercise any right, power or remedy accruing upon any breach or default under this Agreement or the Loan Documents, respectively, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

      6.9 Attorneys' Fees. In the event of any litigation or other proceeding between or among the parties hereto relating to this Agreement, the prevailing party or parties shall be entitled to be reimbursed by the non-prevailing party or parties for its or their reasonable attorneys' fees, court costs and expenses.

      6.10 Injunctive Relief. The Creditors agree that if any Creditor breaches the Creditors' covenants contained in this Agreement, DayStar and the Other Creditors may suffer irreparable harm and significant injury which may be difficult to ascertain. Accordingly, without limiting DayStar's right to pursue legal remedies on behalf of itself or the Other Creditors, DayStar shall have the right to seek an immediate injunction and such other appropriate equitable relief to enjoin any breach of this Agreement.

      6.11 Integration. This Agreement supersedes all prior and contemporaneous discussions, understandings and agreements among any of the parties as to the subject matter hereof and represents the entire agreement of the parties as to such subject matter.

      6.12 Acknowledgment and Cooperation of Other Creditors. Each Other Creditor agrees to use its best efforts in complying with this Agreement and will fully cooperate with every Other Creditor and DayStar in fulfilling all of the obligations created hereunder.

      6.13 Counterparts. This Agreement may be executed in any number of counterpart signature pages, each of which shall be an original for all purposes, but all of which together shall constitute one instrument. Any signature hereto transmitted by facsimile shall have the full force and effect as the original signature.

      6.14 Interpretation. This Agreement shall be construed evenly between the parties without regard to which of the parties caused any uncertainty to exist.


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      IN WITNESS WHEREOF, each of the undersigned has executed this
Intercreditor Agreement as of the date first written above.

DAYSTAR PARTNERS, L.P.

By: Larry Wells Co., Inc.
    Its General Partner

    By:____________________________
       Larry Wells, President

Address: 10600 N. DeAnza Blvd., Ste. 215
         Cupertino, CA  95014
         Fax No.:  408-257-8111

OTHER CREDITORS:

                                        The Smith 1987 Family Trust



                                        By:
                                            ---------------------------------
                                            Richard D. Smith, Trustee



                                        By:
                                            ---------------------------------
                                            Patricia Ann Smith, Trustee

                                        Address: 2415 Smith Court
                                                 Palo Alto, CA 94301



                                        -------------------------------------
                                              Douglas Lee

                                        Address: 2100 Garden Road, No. 306
                                                 Monterey, CA 93940



                                        -------------------------------------
                                              Ted Kalborg

                                        Address: Tufton Oceanic Limited
                                                 Little Tufton House
                                                 3 Dean Trench Street
                                                 London SWIP 3HB, London


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                                        -------------------------------------
                                                     Tom Bentley

                                        Address: 171 Estates Drive
                                                 Piedmont, CA  94611-3344



                        *     *     *     *     *     *

      The undersigned acknowledges receipt of a copy of the foregoing Agreement.

Acknowledged:

QuietPower Systems, Inc.



By:                                    Dated: _______________, 1996
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Its:
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